SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 20, 2005

Thomas Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22010	72-0843540
(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 869-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

                On April 20, 2005, Thomas Group, Inc. issued a press release announcing the results of operations and financial condition of Thomas Group, Inc. for the three months ended March 31, 2005. This press release is attached hereto as Exhibit 99.1.

                This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The press release contains and may implicate, forward-looking statements regarding the registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.01  Regulation FD Disclosure

                Attached hereto as Exhibit 99.2 is the transcript of Thomas Group, Inc.’s earnings conference call and webcast conducted on April 25, 2005 to discuss its financial results for the three months ended March 31, 2005.  By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The Company assumes no obligation to update or supplement any forward-looking statements included in the transcript that become untrue because of new information, subsequent events, or otherwise.

Item 9.01  Financial Statements and Exhibits

                (c) Exhibits

Exhibit Number	Description

The following exhibit to the Current Report of Form 8-K is not being filed, but is being furnished pursuant to Item 9.01:

99.1	Press Release dated April 21, 2005 announcing financial results for the three months ended March 31, 2005.
99.2	Transcript of Thomas Group, Inc.’s earnings conference call and webcast conducted on April 25, 2005 to discuss its financial results for the three months ended March 31, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	November 10, 2005	By:	/s/ James T. Taylor
James T. Taylor,
President & Chief Executive Officer